Exhibit 10.2

APOLLO MEDICAL HOLDINGS, INC.

EMPLOYMENT INDUCEMENT AWARD PLAN

STOCK OPTION GRANT NOTICE

Apollo Medical Holdings, Inc. (the “Company”), pursuant to its Employment Inducement Award Plan (the “Plan”), hereby grants to the individual listed below (“Participant”), as an inducement to the Participant’s commencement of employment with the Company or a Subsidiary, an option (the “Option”) to purchase the number of shares of the Company’s common stock, par value $0.001 (“Shares”), set forth below for the exercise price per Share set forth below (the “Exercise Price”). The Option subject to all of the terms and conditions set forth herein and in the Stock Option Agreement attached hereto as Exhibit A (the “Option Agreement”) and the Plan, each of which are incorporated herein by reference. Capitalized terms used but not defined in this Grant Notice and the Option Agreement shall have the meanings given to such terms in the Plan.

Participant:	_________________________

Grant Date:	_________________________

Total Number of Option Shares:	_________________________

Exercise Price:	_________________________

Vesting Schedule:	_________________________

Expiration Date:	the tenth anniversary of the Grant Date

By signing below, Participant agrees to be bound by the terms and conditions of the Plan, the Option Agreement and this Grant Notice. Participant has reviewed the Option Agreement, the Plan and this Grant Notice in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Grant Notice and fully understands all provisions of this Grant Notice, the Option Agreement and the Plan. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Company and the Committee (as defined in the Plan) upon any questions arising under the Plan, this Grant Notice or the Option Agreement.

IN WITNESS WHEREOF, the undersigned have executed this Grant Notice effective as of the Grant Date.

APOLLO MEDICAL HOLDINGS, INC.	PARTICIPANT

By:

Name:	Name:

Title:

EXHIBIT A

TO STOCK OPTION GRANT NOTICE

STOCK OPTION AGREEMENT

1.	General.

1.1       Defined Terms. Capitalized terms not specifically defined herein shall have the meanings specified in the Plan and the Grant Notice, unless the context clearly indicates otherwise.

1.2       Incorporation of Terms of Plan. The Option subject to the terms and conditions of the Plan which are incorporated herein by reference. In the event of any inconsistency between the Plan and this Agreement, the terms of the Plan shall control.

2.	Grant.

2.1       Grant of Option. In consideration of Participant’s employment with the Company or a Subsidiary and for other good and valuable consideration, effective as of the Grant Date set forth in the Grant Notice (the “Grant Date”), the Company grants to Participant the Option, upon the terms and conditions set forth in the Plan and this Agreement, subject to adjustments as provided in Article VIII of the Plan. The Option is a nonqualified stock option, and shall not be treated as an “incentive stock option” (within the meaning of Section 422 of the Code).

2.2       Consideration to the Company. In consideration of the grant of the Option by the Company, Participant agrees to render faithful and efficient services to the Company or a Subsidiary. Nothing in the Plan or this Agreement shall confer upon Participant any right to continue in the employ or service of the Company or any Subsidiary or shall interfere with or restrict in any way the rights of the Company and its Subsidiaries, which rights are hereby expressly reserved, to discharge or terminate the services of Participant at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in a written agreement between the Company or a Subsidiary and Participant.

2.3       Exercise Price. The exercise price of the Option shall be the amount per Share set forth in the Stock Option Grant Notice, subject to adjustment as provided in Article VIII of the Plan (the “Exercise Price”). Payment of the Exercise Price shall be made in accordance with Section 3.2 of this Agreement.

3.3       Term of Option. The Option shall terminate on the Expiration Date as specified in the Stock Option Grant Notice, but shall be subject to earlier termination as provided herein or in the Plan. Upon termination of the Participant’s employment or service for any reason, any vested portion of the Option shall remain exercisable for 90 days thereafter, and any unvested portion of the Option shall be forfeited.

3.	Vesting, Exercise, Restrictions, Etc.

3.1        Vesting. Subject to the terms and conditions of the Plan, the Option shall vest and become exercisable at such times as are set forth in the Grant Notice; provided, however, no portion of the Option that has not become vested at the date of Participant’s termination of employment or service for any reason, with or without cause (including, but not limited to, death, Disability or Retirement), shall thereafter become vested, except as may be otherwise provided by the Committee or as set forth in a written agreement between the Company and Participant.

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3.2       Method of Exercise. Subject to the terms and conditions of this Agreement, the Option, to the extent vested and exercisable, may be exercised, in whole or in part, by written notice to the Company or its designee, in substantially the form of attached hereto (or in such other form acceptable to the Company, which may include electronic notice). Such notice shall state the number of Shares with respect to which the Option is being exercised and shall be signed by the person exercising the Option (which signature may be provided electronically in a form acceptable to the Company). Payment of the Exercise Price for such Shares shall be made in cash or its equivalent, or in such other manner as may be approved by the Committee pursuant to the Plan. The Company shall deliver such Shares as soon as practicable after the notice shall be received, provided, however, that (a) no fractional Shares shall be issued pursuant to this Option, and (b) the Company may delay issuance of such Shares until completion of any action or obtaining of any consent, which the Company deems necessary under any Applicable Laws (including, without limitation, state securities or “blue sky” laws). The Shares as to which the Option shall have been so exercised shall be registered in the Company’s share register in the name of the person so exercising the Option and shall be delivered as provided above to or upon the written order of the person exercising the Option. In the event the Option shall be exercised, by any person other than the Participant, such notice shall be accompanied by appropriate proof of the right of such person to exercise the Option. All Shares that shall be purchased upon the exercise of the Option as provided herein shall be fully paid and nonassessable.

3.3       Restrictions. The Option shall not be transferable by the Participant otherwise than by will or by the laws of descent and distribution, provided that the Company may permit the Participant to designate a beneficiary to exercise any vested portion of the Option in the event of the Participant’s death. Except as provided above in this paragraph, the Option shall be exercisable, during the Participant’s lifetime, only by the Participant and shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of the Option or of any rights granted hereunder contrary to the provisions of this Section 3.3, or the levy of any attachment or similar process upon the Option shall be null and void.

3.4       Tax Withholding. The Participant acknowledges and agrees that any income or other taxes due from the Participant with respect to the Option (upon exercise of the Option, the sale of Shares issued pursuant to the Option or otherwise) shall be the Participant’s responsibility. Without limiting the foregoing, the parties agree that to the extent the Company or any Subsidiary is required to withhold any federal, state, local, foreign or other taxes in connection with the exercise of the Option, then the Company or Subsidiary (as applicable) shall retain a number of Shares otherwise deliverable hereunder with a value equal to the required withholding (based on the fair market value of the Shares on the applicable date); provided that in no event shall the value of the Shares retained exceed the minimum amount of taxes required to be withheld or such other amount that will not result in a negative accounting impact. Notwithstanding the foregoing, (a) to the extent permitted by the Committee, the Participant may elect, in accordance with procedures adopted by the Company from time to time, to pay or provide for payment of the required tax withholding, and (b) in the event that the Company or any Subsidiary is required to withhold taxes at any time other than upon exercise of the Option, the Company may withhold applicable taxes from other compensation payable to the Participant or require the Participant to make arrangements satisfactory to the Company to provide for such tax withholding.

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3.5       Rights as Stockholder. The Participant shall have no rights as a stockholder with respect to Shares subject to this Agreement until exercise of the Option and registration of the Shares in the Company’s share register in the name of the Participant.

4.	Other Provisions.

4.1       Administration. The Committee shall have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final, binding and conclusive upon Participant, the Company and all other interested persons. No member of the Committee or the Board, or any employee or officer of the Company, shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan, this Agreement or the Option.

4.2       Adjustments Upon Specified Events. The Committee may accelerate the vesting and exercisability of the Option in such circumstances as it, in its sole discretion, may determine. In addition, upon the occurrence of certain events relating to the Company’s common stock contemplated by the Plan (including, without limitation, an extraordinary cash dividend on such Shares), the Committee shall make such adjustments as the Committee deems appropriate to the Option in order to preserve the benefits intended to be made available to Participant under this Agreement. Participant acknowledges that the Option is subject to adjustment, modification and termination in certain events as provided in this Agreement and the Plan.

4.3       Notices. Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of the Secretary of the Company (or any other person or entity as designated by the Committee) at the Company’s principal office, and any notice to be given to Participant shall be addressed to Participant at Participant’s last address reflected on the Company’s records. By a notice given pursuant to this Section 4.3, either party may hereafter designate a different address for notices to be given to that party. A notice shall be deemed duly given when sent via email or when sent by certified mail (return receipt requested) and deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service.

4.4       Titles and Headings. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

4.5       Governing Law. The laws of the State of Delaware, without reference to any conflict of law principles thereof, shall govern the interpretation, validity, administration, enforcement and performance of the terms of this Agreement.

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4.6       Conformity to Laws. Participant acknowledges that the Plan and this Agreement are intended to conform to the extent necessary with all provisions of the Securities Act of 1933, as amended, the Exchange Act and the Code, and any and all regulations and rules promulgated thereunder, state securities laws and regulations and all other applicable law. Notwithstanding anything herein to the contrary, the Plan shall be administered, and the Option is granted and shall be administered only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and this Agreement shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

4.7       Amendments, Suspension and Termination. To the extent permitted by the Plan, this Agreement may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Committee or the Board; provided, however, that except as may otherwise be provided by the Plan, no amendment, modification, suspension or termination of this Agreement shall adversely affect the Option in any material way without the prior written consent of Participant.

4.8       Successors and Assigns. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth in Section 3.3 hereof, this Agreement shall be binding upon Participant and his or her heirs, executors, administrators, successors and assigns.

4.9       Not a Contract of Employment. Nothing in this Agreement or in the Plan shall confer upon Participant any right to continue to serve as an employee or other service provider of the Company or any of its Subsidiaries.

4.10     Entire Agreement. The Plan, the Grant Notice and this Agreement (including all Exhibits thereto) constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof.

4.11     Data Privacy. In order to administer the Plan, the Company may process personal data about the Participant. Such data includes, but is not limited to, the information provided in this Agreement and any changes thereto, other appropriate personal and financial data about the Participant such as home address and business addresses and other contact information, and any other information that might be deemed appropriate by the Company to facilitate the administration of the Plan. The Participant hereby gives explicit consent to the Company to process any such personal data. The Participant also gives explicit consent to the Company to transfer any such personal data outside the country in which the Participant works or is employed, including, if the Participant is not a U.S. resident, to the United States, to transferees that shall include the Company and other persons who are designated by the Company to administer the Plan.

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4.12     Electronic Delivery. The Participant hereby consents and agrees to electronic delivery of any documents that the Company may elect to deliver, including, but not limited to, the Plan document, Plan Summary and Prospectus, grant or award notifications, account statements, annual and quarterly reports, and all other forms of communications (“Prospectus Information”) in connection with this and any other Award made or offered under the Plan. The Participant has the right at any time to request that the Company deliver written copies of any and all Prospectus Information at no charge. The Participant also hereby consents to any and all procedures the Company has established or may establish for an electronic signature system for delivery and acceptance of any such Prospectus Information that the Company may elect to deliver and agrees that the Participant’s electronic response or signature is the same as, and shall have the same force and effect as, the Participant’s manual signature.

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NOTICE OF EXERCISE OF STOCK OPTION

To:	Apollo Medical Holdings, Inc.

Ladies and Gentlemen:

I hereby exercise my Stock Option to purchase _________ shares (the “Shares”) of the common stock, $0.001 par value, of Apollo Medical Holdings, Inc. (the “Company”), at the Exercise Price of $____ per Share, pursuant to and subject to the terms of that Stock Option Grant Notice dated ______________, 20__.

I understand the nature of the investment I am making and the financial risks thereof. I am aware that it is my responsibility to have consulted with competent tax and legal advisors about the relevant national, state and local income tax and securities laws affecting the exercise of the Option and the purchase and subsequent sale of the Shares.

I am paying the Exercise Price for the Shares as follows:

Very truly yours,

Participant (signature)

Print Name

Date

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